Xtrackers S&P 500 Carbon Budget ETF
Summary Prospectus | December 11, 2023

Ticker: CBGT	Stock Exchange: Cboe BZX Exchange, Inc.
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at go.dws.com/ETFpros. You can also get this information at no cost by e-mailing a request to dbxquestions@list.db.com, calling 1-844-851-4255 or asking your financial representative. The Prospectus and SAI, both dated December 11, 2023, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
Xtrackers S&P 500 Carbon Budget ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the S&P 500 Net Zero 2050 Carbon Budget Enhanced (2022 Vintage) Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.09
Other Expenses[1]	None
Total annual fund operating expenses	0.09
1 Because the fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$9	$29
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund’s performance.
Since the fund is newly offered, portfolio turnover information is not available.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index. The Underlying Index is designed to track the performance of equity securities from the S&P 500 Index that have been selected and weighted to target a defined carbon budget (i.e., a cumulative amount of permitted carbon dioxide (CO2) emissions) from 2022 to 2050 based on the Intergovernmental Panel on Climate Change (“IPCC”) estimate for worldwide emissions to limit global warming from pre-industrial levels to 1.5ºC.
When constructing the Underlying Index, S&P Dow Jones Indices LLC (the “Index Provider”) starts with the S&P 500 Index and first eliminates any companies that do not have the necessary greenhouse gas (“GHG”) emissions coverage by S&P Trucost, an Index Provider affiliate. The Index Provider then excludes any companies that fail certain ESG screens. Lastly, the Index Provider weights the remaining constituent companies using a proprietary methodology that takes into account each company’s GHG emissions. Generally speaking, this weighting methodology emphasizes low carbon emitting companies and applies specific carbon budget parameters linked to the IPCC’s goal of limiting global warming to 1.5ºC. The methodology generally assigns a higher index weighting to companies with lower GHG emissions and a lower index weighting to companies with higher GHG emissions. The methodology incorporates certain basic parameters. Specifically, it reflects:
i.
an initial GHG footprint reduction of 25% in 2022 relative to the S&P 500 Index;
ii.
a yearly decarbonization rate of 11%; and
iii.a cap on absolute decarbonization of 90%.
The Underlying Index’s carbon budget is calculated using the annual decarbonization rate of 11% because that is the rate estimated by the Index Provider to be as close as possible to, but below, the 2021 IPCC carbon budget estimated by the IPCC to have an 83% probability of keeping the rise in global temperatures to 1.5ºC.
Underlying Index construction methodology. As noted above, when constructing the Underlying Index, S&P Dow Jones Indices LLC (the “Index Provider”) applies certain eligibility criteria to the constituent companies of the S&P 500 Index.
GHG emissions coverage. To be eligible for inclusion in the Underlying Index, a company must have Scope 1, 2 and 3 GHG emissions coverage from S&P Trucost (“Trucost”). Scope 1 emissions are emissions from sources owned or controlled by the applicable company. Scope 2 emissions are emissions resulting from the consumption of electricity, heat or steam purchased by the applicable company. Scope 3 emissions consist of all other indirect emissions (excluding Scope 2) that are caused by business activities but are released from sources not owned or controlled by the applicable company.
Trucost, a leader in carbon and environmental data and risk analysis, assesses risks relating to climate change, natural resource constraints and broader environmental, social and governance (ESG) factors.
ESG screening. After eliminating any companies not meeting the Trucost coverage criteria, the Index Provider applies various ESG screens to exclude companies that engage in prohibited business activities relating to tobacco products, controversial weapons, thermal coal, oil sands, assault weapons and small arms and military weapons systems, as determined by Sustainalytics, a global leader in sustainability research and analysis.
In addition, the Index Provider excludes companies determined by Sustainalytics to be “non-compliant” with the principles of the United Nations Global Compact (“UNGC”). A company is determined to be “non- compliant” if it does not act in accordance with the UNGC principles and their associated standards, conventions, and treaties. Sustainalytics systematically analyzes news reports and other publicly available information on a daily basis to assess a company’s compliance with the ten normative principles of the UNGC, which relate to human rights, labor rights, the environment and anti-corruption.
Constituent weighting methodology. After applying its ESG screens, the Index Provider weights the remaining companies in accordance with the above-described proprietary constituent weighting methodology. The Underlying Index is weighted in order to minimize the difference in constituent weights relative to the S&P 500 Index in terms of stocks, industries and sectors, while being compliant with the Underlying Index’s carbon budget at each rebalance.
Under normal circumstances, the Underlying Index is rebalanced annually, effective after the close of the third Friday of December. The rebalancing reference date for each rebalance is the last trading day of the prior month. As part of the rebalancing process, constituent stock weights are updated. Weights calculated as a result of the reference date data are implemented in the Underlying Index using closing prices seven business days prior to the rebalancing effective date. The fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the fund’s rebalance schedule. To the extent the Underlying Index eliminates a constituent company in between yearly rebalancings, the fund will, under normal circumstances, likewise eliminate the company from its portfolio.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. In addition, the fund may not hold all of the securities in the Underlying Index pursuant to the Advisor's controversial weapons policy.
Subject to the limitations described below, an Underlying Index constituent security may be eliminated or excluded from the fund’s portfolio if it is issued by a “controversial weapons company” as determined under the Advisor’s controversial weapons policy (a “CW Company”). As a

Xtrackers S&P 500 Carbon Budget ETF
Summary Prospectus December 11, 2023

general matter, any company involved in the production of controversial weapons, the production of controversial weapons delivery devices and/or the deliberate and knowing production of primary key components of controversial weapons could be considered a CW Company under the policy. For example, a company involved with landmines, cluster munitions, biological weapons, chemical weapons or certain nuclear weapons could be considered a CW Company under the controversial weapons policy. A security issued by a CW Company (a “CW Security”) would only be eliminated or excluded from the fund’s portfolio if portfolio management determines that its elimination or exclusion would not materially affect the fund’s ability to track the Underlying Index. This materiality calculation involves quantifying the impact of removing or excluding the CW Security (or CW Securities, if more than one) on ex-ante tracking error of the fund’s holdings. If portfolio management determines that the CW Security (or CW Securities) may be eliminated or excluded from the fund’s portfolio, it will typically seek to minimize transaction costs by implementing the change when the Underlying Index rebalances. The Advisor’s identification and removal or exclusion of CW Securities is independent of the Underlying Index’s stated methodology and will not be reflected in the composition of the Underlying Index.
The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated.
As of October 31, 2023, the Underlying Index consisted of 440 securities, with an average market capitalization of approximately $76.58 billion and a minimum market capitalization of approximately $4.02 billion. As of October 31, 2023, a significant percentage of the Underlying Index was comprised of issuers in the information technology sector. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. The fund’s exposure to particular sectors may change over time to correspond to changes in the Underlying Index.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Xtrackers ETFs are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, Standard & Poor’s Financial Services LLC, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such ETFs, nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Net Zero 2050 Carbon Budget Enhanced (2022 Vintage) Index.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts, stock index futures, options on futures, swap contracts and other types of derivatives in seeking performance that corresponds to its Underlying Index and will not use such instruments for speculative purposes.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Carbon reduction strategy risk. The Underlying Index’s methodology for identifying companies attempting to reduce their carbon footprint limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not follow a carbon reduction strategy. Carbon reduction may potentially have an adverse effect on a company’s profitability. Investing in a portfolio of securities of companies attempting to reduce their carbon footprint may impact the fund’s relative investment performance depending on whether such investments are in or out of favor in the market. The carbon reduction criteria used to score and weight companies in the Underlying Index is based on publicly available information, third-party data sources and/or provided by the companies themselves and such information may be unavailable or unreliable. The criteria used to calculate a company’s greenhouse gas emissions may not properly measure a company’s carbon

Xtrackers S&P 500 Carbon Budget ETF
Summary Prospectus December 11, 2023

footprint. In addition, a company's commitment to targets for reduced emissions are voluntary and may not be met by the company or may be abandoned altogether. For those reasons, the index provider may be unsuccessful in creating an index composed of companies that positively contribute to carbon reduction goals. Because the Underlying Index's carbon intensity reduction goals are applied on an aggregate basis, there may be certain companies included in the Underlying Index which do not meet the Underlying Index's carbon intensity reduction goals individually. In addition, to the extent that circumstances change between the Underlying Index's scheduled rebalancing dates, the Underlying Index may include, and the fund may hold for a period of time, securities of companies that do not align with the carbon intensity reduction goals. While the Underlying Index’s methodology reflects a set annual decarbonization rate, there is no assurance that this reduction target will be achieved. Moreover, even if the companies in the Underlying Index successfully reduce their carbon emissions to the extent required under the Underlying Index's methodology, there is no assurance that global warming will be limited to the 1.5°C standard of the IPCC.
ESG investment strategy risk. The Underlying Index’s ESG methodology, and thus the fund’s investment strategy, limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have an ESG focus. The Underlying Index’s ESG methodology may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The ESG scores used in the Underlying Index’s ESG methodology are based on information that is publicly available and/or provided by the companies themselves or by third parties and such information may be unavailable or unreliable. Additionally, investors may differ in their interpretations of what constitutes positive or negative ESG characteristics of a company. For those reasons, the index provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics. The companies identified by the Index Provider as meeting the ESG criteria for the Underlying Index may not be the same companies selected by other index providers for other indices that use similar ESG criteria. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following an ESG strategy such as the fund. For example, the SEC has proposed disclosure requirements applicable to funds that consider ESG factors. In addition, recent US state actions could prohibit certain state sponsored pension plans or investment funds from investing in certain funds that consider ESG factors.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, and debt levels and credit ratings, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic or financial crises, uncertainty or contagion, trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, climate change and related events or conditions have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by

Xtrackers S&P 500 Carbon Budget ETF
Summary Prospectus December 11, 2023

adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, which at times has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions. While COVID-19 is no longer considered to be a public health emergency, the fund and its investments may be adversely affected by its lingering effects well into the future.
Adverse market conditions or particular market disruptions, such as those caused by current military conflicts and the COVID-19 pandemic, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or

Xtrackers S&P 500 Carbon Budget ETF
Summary Prospectus December 11, 2023

calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Index Provider’s errors will generally be borne by the fund and its shareholders.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
In addition, to the extent the Advisor eliminates a CW Security (or CW Securities, if more than one) from the fund's portfolio, the elimination or exclusion of the CW Security (or CW Securities) may inhibit the fund's ability to track the Underlying Index, potentially increasing tracking error. If the Adviser misjudges whether the elimination or exclusion of a CW Security (or CW Securities) from the fund’s portfolio will materially affect the fund’s ability to track the Underlying Index, the fund may be subject to additional tracking error.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the

Xtrackers S&P 500 Carbon Budget ETF
Summary Prospectus December 11, 2023

fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
New fund risk. The fund is a new fund, with no operating history, which may result in additional risks for investors in the fund. There can be no assurance that the fund will grow to or maintain an economically viable size, in which case the fund's Board may determine to change the fund's investment objective or liquidate the fund. While shareholder interests will be the primary consideration, the fund's new investment objective may not match the interests and investing goals of individual shareholders, and the timing of any such change or liquidation may not be favorable to certain individual shareholders. New funds are also subject to the risk that one or more shareholders may hold a disproportionately large percentage of the fund's shares outstanding at any time, and the investment activities of any such shareholder could have a material impact on the fund.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and

Xtrackers S&P 500 Carbon Budget ETF
Summary Prospectus December 11, 2023

how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
As of the date of this Prospectus, the fund has not yet commenced operations and therefore does not report its performance information. Once available, the fund’s performance information will be accessible on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus) and will provide some indication of the risks of investing in the fund by showing changes in the fund’s performance and by showing how the fund’s returns compare with those of a broad measure of market performance. Past performance may not indicate future results.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Vice President of DBX Advisors LLC and Head of Portfolio Engineering, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Patrick Dwyer, Vice President of DBX Advisors LLC and Senior Portfolio Engineer & Team Lead, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Shlomo Bassous, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Ashif Shaikh, Vice President of DBX Advisors LLC and Portfolio Engineer, Systematic Investment Solutions, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Xtrackers S&P 500 Carbon Budget ETF
Summary Prospectus December 11, 2023 CBGT-SUM